SHORT-TERM BANK LOANS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
SHORT-TERM BANK LOANS
Short-term bank loans guaranteed by subsidiaries within the Group	$ 89,144	¥ 580,000	¥ 300,000
Short-term bank loans guaranteed by a senior executive (Note 20)			40,000
Short-term bank loans pledged by deposit	97,811	636,384	118,000
Total	$ 186,955	¥ 1,216,384	¥ 458,000
Weighted average interest rate (as a percent)	4.32%	4.32%	3.46%